UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

WESTERN NEW ENGLAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-16767	73-1627673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (413) 568-1911

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WNEB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2019, William J. Wagner and Western New England Bancorp’s (the “Company”) wholly-owned subsidiary, Westfield Bank (the “Bank”), entered into an amendment (the “Amendment”) to Mr. Wagner’s employment agreement, dated April 4, 2016 (the “Agreement”). Pursuant to the terms of the Amendment, effective October 22, 2019, Mr. Wagner will become an Employee Adviser to the Executive Committee of the Board of Directors of the Bank and will cease serving as the Company’s Chief Business Development Officer.

The Amendment extends the term of the Agreement for two years, with Mr. Wagner’s employment term expiring on October 21, 2021. In addition, the Amendment provides for an annual salary for Mr. Wagner of $237,500, which in the aggregate is equal to the payment amount that Mr. Wagner was entitled to receive under the Agreement in consideration for Mr. Wagner’s compliance with the terms of the Agreement’s non-compete provision. The Amendment provides that if Mr. Wagner is terminated from employment from the Bank, he will be subject a non-compete that expires on October 21, 2021 and will not be entitled to any additional payment in connection with the non-compete provision.

During the term of the Amendment, Mr. Wagner will be treated as an employee of the Bank and will be entitled to customary benefit and compensation plans as may be maintained by the Bank. On October 22, 2019 the Bank will transfer ownership of Mr. Wagner’s current Bank-owned automobile to Mr. Wagner and provide Mr. Wagner with a car allowance of $168.00 per month in lieu of mileage reimbursement.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Amendment to Employment Agreement dated as of October 22, 2019, between William J. Wagner and Westfield Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN NEW ENGLAND BANCORP, INC.

By:	/s/ Gerald P. Ciejka
Gerald P. Ciejka
SVP General Counsel

Dated: October 25, 2019